The Growth Fund
of Spain, Inc.


ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED NOVEMBER 30, 1995

    "...a combination of market weighting and stock selection...helped the fund perform well against its peers."

                               Table of Contents

3
General
Economic Overview
5
Performance Update
7
Terms to Know
8
Largest Holdings
9
Portfolio Statistics
10
Portfolio of
Investments
12
Report of
Independent Auditors
13
Financial Statements
15
Notes to
Financial Statements
18
Financial Highlights
19
Description of
Dividend
Reinvestment Plan


At A Glance

-------------------------------------------------------------------------------
TOTAL RETURNS
FOR THE YEAR ENDED NOVEMBER 30, 1995
-------------------------------------------------------------------------------
                                         BASED ON            BASED ON
                                        NET ASSET             MARKET
                                          VALUE                PRICE
-------------------------------------------------------------------------------
THE GROWTH FUND
OF SPAIN, INC.                            11.62%               13.83%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NET ASSET VALUE AND MARKET PRICE
-------------------------------------------------------------------------------
                                            AS OF                AS OF
                                          11/30/95             11/30/94
-------------------------------------------------------------------------------
NET ASSET VALUE                             $13.33             $12.40
MARKET PRICE                                $10.88             $10.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
DIVIDEND REVIEW
-------------------------------------------------------------------------------
DURING THE FISCAL YEAR, THE GROWTH FUND OF SPAIN PAID THE FOLLOWING DIVIDEND PER SHARE.

1 Year Income:                              $0.45
-------------------------------------------------------------------------------

Statistical Note: Total return measures aggregate change in net asset value/market value assuming reinvestment of dividends. Returns are historical and do not represent future performance. Market price, net asset value and returns fluctuate. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.


About Your Report

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as to explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

            Specifically, your report now includes:
            -   Terms you need to know related to your fund
            - A look at your fund's portfolio composition and its largest holdings and how they have changed

                If you have any comments about the revised format, please
            write to:

            Kemper Funds
            Shareholder Communications
            120 South LaSalle Street
            Chicago, IL 60603

General Economic Overview

[TIMBERS PHOTO]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed very positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide were significantly higher than they were in 1994.

    We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2 percent in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.

    Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.

    The Fed reduced rates again in December, this time acknowledging discussions underway to reduce the federal budget deficit. Assuming these discussions are productive, a third rate cut is possible later this month. Even with such reducing by the Fed, our forecast calls for lower growth ranging between 2 percent to 3 percent for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK

Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.

    We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.

    As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.

    International investing continues to be quite complex. After sinking to its post-World War II low last year, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

GENERAL ECONOMIC OVERVIEW

ECONOMIC GUIDEPOSTS

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                 (BAR GRAPH)


                                    Now (12/31/95)            6 months ago            1 year ago              2 years ago
10-year Treasury rate (1)                5.71                    6.28                    7.78                    5.75
Prime rate (2)                           8.65                    8.80                    8.50                    6.00
Inflation rate (3)                       2.60                    2.97                    2.60                    2.74
The U.S. Dollar (4)                     -1.57                   -9.31                   -4.52                    1.71
Capital goods orders (5)**               7.60                   17.84                   13.53                   23.75
Industrial production (6)*               1.88                    2.80                    6.43                    3.76
Employment growth (7)*                   1.50                    2.29                    3.15                    2.58


1 Falling interest rates in recent years have been a big plus for financial assets.
2   The interest rate that commercial lenders charge their best borrowers.
3 Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
4 Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
5   These influence corporate profits and equity performance.
6   An influence on corporate profits and equity performance.
7   An influence on family income and retail sales.
 *      Data as of November 30, 1995
**      Data as of October 31, 1995


SOURCE: ECONOMICS DEPARTMENT, KEMPER FINANCIAL SERVICES, INC.

        We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.

        Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.

        With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.

        With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question-and-answer interview with your fund's portfolio managers. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
STEPHEN B. TIMBERS
CHIEF INVESTMENT AND EXECUTIVE OFFICER
January 9, 1996

Performance Update

[FERRO PHOTO]

Dennis Ferro became portfolio co-manager of the fund in March, 1994 when he joined Kemper Financial Services, Inc. (KFS). Prior to Kemper, he was president, managing director and chief investment officer for Cigna International. Ferro is an executive vice-president of KFS and director of international equities.


Eduardo Suarez has been a portfolio co-manager of the fund since its inception in February, 1990. He is the chief executive officer of BSN Gestion de Patrimonios, S.A., S.G.C. (BSN Gestion). Suarez received a law degree from Deusto University in 1977 and a business administration degree from ICADE in 1978.


The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report, as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

THE SPANISH STOCK MARKET RALLIED DURING MUCH OF 1995, SURPASSING 1994 LEVELS. DENNIS FERRO, PORTFOLIO CO-MANAGER FOR THE GROWTH FUND OF SPAIN, INC. DISCUSSES THE YEAR AND THE PERFORMANCE OF THE FUND.


Q. POLITICALLY, IT HAS BEEN AN EVENTFUL YEAR IN SPAIN -- ALLEGATIONS OF A SECRET WAR, THE DEMISE OF THE SOCIALIST-CATALAN COALITION, THE SOCIALIST BUDGET DEFEAT AND SUBSEQUENT ROLLOVER OF THE 1995 BUDGET. WHAT IMPACT, IF ANY, HAVE THESE EVENTS HAD ON THE MARKET?

A. True, it has been an eventful year, yet these events have had little negative impact on the market, except for the first quarter when the market performed poorly, following initial allegations of corruption implicating members of the ruling Socialist Party. When Prime Minister Felipe Gonzalez announced in July that he would call for a general election in Spring 1996 (a year ahead of schedule), the market started to discount further political developments. Now, with the general election on the horizon, the current Socialist government is generally viewed as something of a "lame duck." Change appears inevitable and since the market has already taken this into account, political turmoil should have little effect on the market.

    The defeat of the Socialists' proposed 1996 budget had very little impact on the market since it had been widely anticipated, and the prospect of elections in March diminished the impact as well, since a new government would undoubtedly draft a new budget. As for the upcoming election, the center-right Partido Popular (PP) appears likely to gain the most seats in parliament, thereby ending the Socialists' 13-year reign. This should bode well for the market since the PP is intent on reducing government spending. It remains to be seen if this is anything more than pre-election rhetoric.

Q. IN 1994, CYCLICAL STOCKS WERE FAVORED OVER DEFENSIVE ISSUES LIKE ELECTRIC UTILITIES. HOWEVER, DURING 1995 YOU SHIFTED MORE WEIGHT TO BANKS AND UTILITIES, AWAY FROM CYCLICALS. WHY THIS CHANGE? WAS IT BENEFICIAL?

A. In the third quarter, we began favoring more defensive stocks in the banking and utilities sectors. This adjustment was made in the wake of revised economic data, forecasting slower growth in 1996, and had little effect on the fund's NAV performance. Our position was more conservative than the market consensus which favored cyclicals over interest rate sensitive stocks. Although we significantly reduced exposure to cyclicals in favor of more defensive equities, we did not eliminate them from the portfolio. We maintained some exposure to quality cyclicals like Acerinox in the metals and machinery sector and FCC in the construction sector.

Performance Update

Q.  GROWTH APPEARS TO BE SLOWING. HOW WILL THIS AFFECT THE MARKET AND THE FUND?

A. Slower growth has helped inflation and the Spanish peseta perform well against other European currencies. In fact, stagnating consumption and a weaker U.S. dollar have improved the inflation picture throughout Europe. Within the Spanish economy, the weaker dollar has helped control inflation since many costs are U.S. dollar based, like oil. Despite weak consumption figures and slower growth we are not anticipating a recession. We expect GDP growth in Spain to be around 2.3 percent in 1996.

    This scenario -- low inflation with sustained growth -- is positive for Spanish equities since the market consists mostly of interest rate sensitive stocks like utilities, motor toll ways and telecommunications. These stocks tend to benefit from lower interest rates. Therefore, we believe that Spain could be one of the best performing markets in Europe if growth does not fall below 2 percent in 1996.

    We continue to favor interest rate sensitive stocks yet maintain some exposure to quality cyclicals. As growth resumes, which we expect to occur by the second quarter of 1996, we will re-evaluate our position.

Q. THE STOCK MARKET RALLIED DURING THE SECOND QUARTER AND THE EARLY PART OF THE THIRD QUARTER, SURPASSING 1994 LEVELS. DID THE MARKET RALLY ACROSS THE BOARD, OR ONLY IN A FEW SECTORS? HOW DID YOU POSITION THE FUND?

A. The rally during the second quarter of 1995 and the early part of the third quarter was across the board. During the first quarter, a sell-off of utility stocks followed a sell-off in Spanish bonds. This created some good buying opportunities. With the recent economic slowdown, these equities have been performing well.

    During the first half of the year, the banking sector tended to lag other sectors. This was due primarily to the weakness of Argentaria and Santander, two banks whose stocks were sensitive to the weakness of bonds. Fortunately, strong performances by Banco Popular and Banco Bilbao Viscaya helped offset these two issues. In the third quarter we saw a swift sell off of cyclical companies following a correction that took the IBEX down nearly 400 points during September. The fund was well positioned and, overall, it stayed ahead of the Madrid Stock Exchange General Index towards the end of the quarter.

Q. THE STOCK MARKET RALLY TAPERED OFF DURING THE LATTER PART OF THE THIRD QUARTER OF 1995. HOW DID YOU POSITION THE FUND IN RESPONSE? WAS IT BENEFICIAL?

A. After the market rally, and given the strength of bonds, the market rallied again, this time boosting performance in the electric utilities and motorways sectors. Banco Santander and Argentaria in the banking sector have joined the latest rally. Fortunately we had increased our position in Argentaria, Iberdrola, Endesa and ACESA and were in a position to benefit from the rally. However, we had to sell holdings in some cyclical companies at bottom prices in order to finance this buying. Nevertheless, these changes have helped performance.

Q. AS THE STOCK MARKET SLOWED, ACTIVITY INCREASED IN THE BOND MARKET. WHAT IMPACT DID THIS HAVE ON THE FUND?

A. The bond and equity markets are strongly linked in Spain. The only implication involves defensive stocks over cyclicals. We anticipated a bond rally and therefore factored it into our strategy. As the stock market slowed and bonds picked up, we shifted away from cyclicals and increased our position in utilities, and telecommunications and motorways, whose performance tends to follow the bond market.

Performance Update

Q.  WHY WAS THE FUND ABLE TO OUTPERFORM ITS SPANISH PEERS DURING THE YEAR?

A. Although the fund followed a conservative investment policy and was not fully invested for most of 1995, a combination of market weighting and stock selection focused on high quality companies helped the fund perform well against it peers. Being underweighted in cyclicals as growth started to slow in the second half of 1995 and a subsequent emphasis on banks and utilities boosted performance. In addition, we avoided undue exposure to companies that had disappointing earnings and were not afraid to be overweighted in stocks of companies where we felt confident in earnings potential and in the managements' capabilities.

Q. WHAT LESSONS DID YOU LEARN OVER THE YEAR THAT YOU WILL TAKE WITH YOU GOING FORWARD?

A. We confirmed our knowledge that the Spanish stock market is prone to exaggeration. For example, during the month of September, a sell-off took the IBEX down more than 400 points in two weeks. Afterwards, the market rallied and climbed above 3600 from 3150. In this sell-off, cyclicals were particularly affected and the prices of some of the fund's holdings, like Acerinox (a stainless steel manufacturer) and ENCE (a pulp producer), suffered.

    The year has reminded us that we must be cautious when considering the short-term volatility of the Spanish market. While it's important not to be left holding the bag when everyone is selling, it's equally important not to panic and be swept away in the tide when a big sell-off occurs.

    As for the sell-off late in the third quarter of 1995, it remains to be seen whether this was the start of a long-term trend or if the market simply over-reacted. We will have to wait and see.

Terms To Know

CYCLICAL ISSUES Cyclical issues are securities within industries whose earnings tend to rise quickly when the economy strengthens and fall quickly when the economy weakens. Examples are housing, automobiles and paper companies. The performance of noncyclical industries such as food, insurance and pharmaceuticals are normally not as directly affected by economic changes.

IBEX The IBEX-35 Index is based on the 35 most heavily traded stocks on the Spanish market, weighted by market capitalization. Consequently, the index is a good indicator of the average share performance of the largest quoted Spanish companies.

INTEREST RATE SENSITIVE Referring to a security whose performance is closely linked to movements in interest rates.

MADRID STOCK EXCHANGE (MSE) GENERAL INDEX Based on the 96 most frequently traded stocks on the Madrid Stock Exchange and represents 85% of the total Madrid market capitalization. The MSE General Index is comprised of the following nine sectors: banks and financials, telecommunications and motorways, construction, utilities, food, investment companies, metals and machinery, oil and chemicals and miscellaneous.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period, assuming the reinvestment of all dividends. It represents the aggregate percentage or dollar value change over the period.

Largest Holdings

THE FUND'S 5 LARGEST HOLDINGS
REPRESENTING 29.5% OF THE FUND'S TOTAL NET ASSETS ON NOVEMBER 30, 1995

-------------------------------------------------------------------
Holdings                                                   Percent
-------------------------------------------------------------------
1.  Telefonica de Espana (Telecommunications)                7.27%

2.  Endesa (Utilities)                                       6.49%

3.  Iberdrola (Utilities)                                    5.75%

4.  Banco Bilbao Viscaya (Banking)                           5.00%

5.  Repsol S.A. (Oil & Chemicals)                            4.99%

Portfolio Statistics

PORTFOLIO COMPOSITION

-------------------------------------------------------------------------
                                             On 11/30/95     On 11/30/94
-------------------------------------------------------------------------
Spanish equities                                 85%             83%
Spanish pesta time deposits                      13               13
U.S. cash equivalents                             2               2
Governments                                      --               2
                                                100%             100%


                         [PIE CHART]      [PIE CHART]

                         ON 11/30/95      ON 11/30/94


- SPANISH EQUITIES
- SPANISH PESTA TIME DEPOSITS
- U.S. CASH EQUIVALENTS
- GOVERNMENTS

Portfolio of Investments
THE GROWTH FUND OF SPAIN, INC.

PORTFOLIO OF INVESTMENTS AT NOVEMBER 30, 1995
(DOLLARS IN THOUSANDS)

-----------------------------------------------------------------------------------------------------------
COMMON STOCKS                                                                 NUMBER OF SHARES    VALUE
-------------                                                                 ----------------    -----
BANKING--22.8%
                                 Argentaria                                         275,000    $ 10,785
                                 Banco Bilbao-Vizcaya                               345,000      11,400
                                 Banco Central Hispano                              200,000       4,105
                                 Banco de Andalucia                                  35,130       4,854
                                 Banco Popular Espanol                               64,000      10,769
                                 Bankinter                                          105,000       9,977
                                 ===========================================================================
                                                                                                 51,890
------------------------------------------------------------------------------------------------------------
CHEMICALS
AND ENERGY--5.0%
                                 Repsol                                             360,000      11,368
------------------------------------------------------------------------------------------------------------
CONSTRUCTION
AND PROPERTY
DEVELOPMENT--9.0%
                                 Fomento de Construcciones y Contratas (FCC)         84,700       6,444
                                 Inmobiliaria Metropolitana Vasco Central,
                                   (Metrovacesa)                                    135,441       4,448
                                 Uralita                                            305,000       3,099
                                 Vallehermoso                                       363,049       6,433
                                 ===========================================================================
                                                                                                 20,424
------------------------------------------------------------------------------------------------------------
CONSUMER GOODS--2.0%
                                 Centros Commerciales Pryca                         150,000       2,926
                                 Cortefiel                                           59,500       1,630
                                 ===========================================================================
                                                                                                  4,556
------------------------------------------------------------------------------------------------------------
ELECTRIC AND
OTHER UTILITIES--21.8%
                                 Cantabrico                                         253,074       8,146
                                 Compania Sevillana de Electricidad                 373,080       2,650
                                 Empresa Nacional de Electricidad (ENDESA)          275,000      14,798
                                 Fuerzas Electricas de Cataluna (FECSA)             450,000       2,934
                                 Gas Natural                                         31,952       4,545
                                 Gas y Electricidad (GESA)                           67,723       3,485
                                 Iberdrola I, ordinary shares                     1,550,000      13,103
                                 ===========================================================================
                                                                                                 49,661
------------------------------------------------------------------------------------------------------------
FOOD AND
TOBACCO--1.6%
                                 (a) El Aguila                                      348,858       2,237
                                 Tabacalera Espanola                                 40,000       1,505
                                 ===========================================================================
                                                                                                  3,742
------------------------------------------------------------------------------------------------------------
INVESTMENT
COMPANIES--2.3%
                                 Alba                                                50,000       2,825
                                 Corp Fin Reunida Cofir                             744,139       2,559
                                 ===========================================================================
                                                                                                  5,384
------------------------------------------------------------------------------------------------------------
METALS AND
ENGINEERING--7.4%
                                 Aceronix                                            29,990       3,011
                                 (a) Amper                                          170,000       2,163
                                 Azcoyen                                             75,000       4,158
                                 Zardoya Otis                                        73,041       7,599
                                 ===========================================================================
                                                                                                 16,931
------------------------------------------------------------------------------------------------------------

Portfolio of Investments

(DOLLARS IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
                                 NUMBER OF SHARES                                                 VALUE
------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS                                                         NUMBER OF SHARES       VALUE
AND MOTORWAYS--12.7%             Aumar                                              514,163    $  6,624
                                 Autopistas Concesionarios (ACESA)                  520,000       5,727
                                 Compania Telefonica Nacional de Espana           1,200,000      16,582
                                 ===========================================================================
                                                                                                 28,933
                                 ===========================================================================
                                 TOTAL COMMON STOCKS--84.6%
                                 (Cost: $164,632)                                               192,889
                                 ===========================================================================
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS                                                 PRINCIPAL AMOUNT       VALUE
                                 Yield--9.30% to 9.48%
                               Due--December 1995
                               (Principal amount in Spanish Pesetas)
                               Banco Exterior Internacional                 1,243,032,000      10,104
                               Banque Bruxelles Lambert                       523,907,000       4,259
                               Caixa D Estalvis de Catalunya                1,240,139,000      10,080
                               J.P. Morgan & Company Inc.                     657,576,000       5,345
                               ===========================================================================
                               TOTAL MONEY MARKET INSTRUMENTS--13.1%
                               (Cost: $29,993)                                                 29,788
                               ===========================================================================
                               TOTAL INVESTMENTS--97.7%
                               (Cost: $194,625)                                               222,677
                               ===========================================================================
                               CASH AND OTHER ASSETS, LESS
                                 LIABILITIES--2.3%                                              5,320
                               ===========================================================================
                               NET ASSETS--100%                                              $227,997
                               ===========================================================================

--------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
(a) Non-income producing security.

Based on the cost of investments of $194,625,000 for federal income tax purposes at November 30, 1995, the aggregate gross unrealized appreciation was $31,300,000, the aggregate gross unrealized depreciation was $3,248,000 and the net unrealized appreciation on investments was $28,052,000.

See accompanying Notes to Financial Statements.

Report of Independent Auditors

THE BOARD OF DIRECTORS AND SHAREHOLDERS

THE GROWTH FUND OF SPAIN, INC.

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Growth Fund of Spain, Inc. as of November 30, 1995, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Growth Fund of Spain, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

January 12, 1996

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
November 30, 1995
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------
 ASSETS
-------------------------------------------------------------------------------------------------
Investments, at value
(Cost: $194,625)                                                                         $222,677
-------------------------------------------------------------------------------------------------
Cash (including foreign currency of $6,621 with a cost of $6,662)                           6,936
-------------------------------------------------------------------------------------------------
Receivable for:
  Investments sold                                                                          3,043
-------------------------------------------------------------------------------------------------
  Dividends and interest                                                                      437
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          233,093
=================================================================================================

-------------------------------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
-------------------------------------------------------------------------------------------------
Payable for:
  Investments purchased                                                                     4,844
-------------------------------------------------------------------------------------------------
  Management fee                                                                              184
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                       60
-------------------------------------------------------------------------------------------------
  Other                                                                                         8
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                       5,096
=================================================================================================
NET ASSETS APPLICABLE TO 17,099 SHARES OUTSTANDING,
$.01 PAR VALUE, EQUIVALENT TO $13.33 PER SHARE                                           $227,997
=================================================================================================

-------------------------------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
-------------------------------------------------------------------------------------------------
Paid-in capital                                                                          $190,381
Accumulated net realized gain on investments and foreign currency transactions              3,981
Net unrealized appreciation on investments and assets and liabilities in foreign
  currencies                                                                               26,620
Undistributed net investment income                                                         7,015
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                              $227,997
=================================================================================================
NET ASSET VALUE PER SHARE ($227,997 + 17,099 shares outstanding)                           $13.33
=================================================================================================

See accompanying Notes to Financial Statements.

Financial Statements

STATEMENT OF OPERATIONS
Year ended November 30, 1995
(IN THOUSANDS)

-------------------------------------------------------------------------------------------------
 NET INVESTMENT INCOME
-------------------------------------------------------------------------------------------------
  Dividends                                                                               $ 7,215
-------------------------------------------------------------------------------------------------
  Interest                                                                                  2,726
-------------------------------------------------------------------------------------------------
                                                                                            9,941
-------------------------------------------------------------------------------------------------
  Less foreign taxes withheld                                                               1,152
-------------------------------------------------------------------------------------------------
    Total investment income                                                                 8,789
-------------------------------------------------------------------------------------------------
  Expenses:
   Management fee                                                                           2,139
-------------------------------------------------------------------------------------------------
   Custodian and transfer agent fees and related expenses                                     278
-------------------------------------------------------------------------------------------------
   Professional fees                                                                           86
-------------------------------------------------------------------------------------------------
   Reports to shareholders                                                                     34
-------------------------------------------------------------------------------------------------
   Directors' fees and other                                                                   68
-------------------------------------------------------------------------------------------------
    Total expenses                                                                          2,605
=================================================================================================
NET INVESTMENT INCOME                                                                       6,184
=================================================================================================


-------------------------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
-------------------------------------------------------------------------------------------------
  Net realized gain on sales of investments and foreign currency transactions               7,448
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments and assets and liabilities in
  foreign currencies                                                                        9,656
-------------------------------------------------------------------------------------------------
Net gain on investments                                                                    17,104
-------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $23,288
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

(IN THOUSANDS)

                                                                         YEAR ENDED NOVEMBER 30,
                                                                         1995               1994
--------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
--------------------------------------------------------------------------------------------------
  Net investment income                                                 $ 6,184              5,487
--------------------------------------------------------------------------------------------------
  Net realized gain                                                       7,448             18,312
--------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                                   9,656              6,006
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                     23,288             29,805
--------------------------------------------------------------------------------------------------
Distribution from net investment income                                  (7,767)                --
--------------------------------------------------------------------------------------------------
Payment for shares repurchased (160 shares in 1995 and 71 shares in
  1994)                                                                  (1,496)              (717)
--------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                             14,025             29,088
==================================================================================================


--------------------------------------------------------------------------------------------------
 NET ASSETS
--------------------------------------------------------------------------------------------------
Beginning of year                                                       213,972            184,884
--------------------------------------------------------------------------------------------------
END OF YEAR (including undistributed net investment income of
$7,015 and $7,433, respectively)                                       $227,997            213,972
=================================================================================================

Notes to Financial Statements

--------------------------------------------------------------------------------
1    SIGNIFICANT ACCOUNTING
     POLICIES DESCRIPTION OF FUND. The Fund is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company.

                             INVESTMENT VALUATION. Investments are stated at value. All securities that are traded on a Spanish securities exchange and for which market quotations are readily available are valued at the closing value on the principal exchange on which the securities are traded on the day of valuation or, if no such closing price is available, at the last bid price quoted on such day. If there are no quotations available for the day of valuation, the last available closing price will be used. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event prices provided by market makers are used. Over-the-counter traded fixed income options are valued based upon current prices provided by market makers. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Directors.

                             CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in Spanish pesetas are converted into U.S. dollar values at the mean between the bid and offered quotations of that currency against U.S. dollars as last quoted by a recognized dealer. If such quotations are not readily available, the rate of exchange is determined in good faith by the Board of Directors. Income and expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Fund includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain (loss) on investments, as appropriate.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

Notes to Financial Statements

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required. The Fund may make an election under the Internal Revenue Code so that shareholders may claim a tax credit or deduction for their share of foreign taxes paid by the Fund.

                             Net realized capital gains, if any, reduced by capital loss carryovers, will be distributed at least annually. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Dividends are determined in accordance with income tax principles which may treat certain transactions, such as foreign currency transactions, differently from generally accepted accounting principles.

                             On December 7, 1995, the following per share dividends were declared, payable December 29, 1995, to shareholders of record on December 14, 1995:
                             $0.42 income, $0.12 short-term capital gains and $0.17 long-term capital gains.

--------------------------------------------------------------------------------
2    TRANSACTIONS WITH
     AFFILIATES              The Fund has a management agreement with Kemper
                             Financial Services, Inc. (KFS) and pays a management fee at an annual rate of 1% of average weekly net assets. The Fund incurred a management fee of $2,139,000 for the year ended November 30, 1995.

                             KFS utilizes the investment management services of BSN Gestion de Patrimonios, S.A., S.G.C. (the Spanish Adviser) pursuant to a sub-advisory agreement entered into between KFS and the Spanish Adviser. For services provided under the sub-advisory agreement, KFS pays a fee at an annual rate of .35% of the Fund's average weekly net assets to the Spanish Adviser. During the year ended November 30, 1995, KFS incurred fees of $749,000 to the Spanish Adviser.

                             Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended November 30, 1995, the transfer agent remitted shareholder services fees to KSvC of $24,000.

                             The Fund has a custodian agreement with Banco Santander, an affiliate of the Spanish Adviser, for custody of the Fund's Spanish securities. For the year ended November 30, 1995, the Fund incurred custody fees of $214,000 to Banco Santander.

                             Brokerage commissions paid on securities transactions to BSN Sociedad de Valores y Bolsa, an affiliate of the Spanish Adviser, amounted to $324,000 for the year ended November 30, 1995.

                             Certain officers or directors of the Fund are also officers or directors of KFS. During the year ended November 30, 1995, the Fund made no payments to its officers and incurred directors' fees of $15,000 to independent directors.

Notes to Financial Statements

--------------------------------------------------------------------------------
3    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1995, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $122,858

                             Proceeds from sales                         127,545

--------------------------------------------------------------------------------
4    REPURCHASE
     OF SHARES               The Board of Directors of the Fund has authorized
                             the open market repurchase and retirement of up to three million shares (910,000 repurchased to date) of the Fund's outstanding stock. Shares repurchased during each of the period's are as follows:

                                                                               YEAR ENDED NOVEMBER 30,
                                                                                    1995        1994
                                                                                   -------     -------
                                Number of shares                                   160,000      71,000
                                Weighted average discount to net asset value           14%         14%

--------------------------------------------------------------------------------
5    FORWARD FOREIGN
     CURRENCY CONTRACTS      In order to protect itself against a decline in the
                             value of the Spanish pesetas against the U.S.
                             dollar, the Fund has entered into forward contracts to deliver the foreign currency in exchange for U.S. dollars as described below. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract. At November 30, 1995, the Fund had outstanding forward foreign currency contracts as follows:

                                                                 CONTRACT                         UNREALIZED
                                     FOREIGN CURRENCY           AMOUNT IN        SETTLEMENT          LOSS
                                     TO BE DELIVERED           U.S. DOLLARS         DATE           11/30/95
                                --------------------------    --------------    -------------     -----------
                                4,478,000 Spanish Peseta       $35,000,000      December 1995     $(1,378,000)

Financial Highlights


                                                                    YEAR ENDED NOVEMBER 30,
                                                    --------------------------------------------------------
                                                      1995        1994        1993        1992        1991
-----------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                    $12.40       10.67        8.99       11.08       10.71
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .37         .32         .40         .54         .37
-----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)               1.01        1.41        1.28       (2.48)        .36
-----------------------------------------------------------------------------------------------------------------
Total from investment operations                        1.38        1.73        1.68       (1.94)        .73
-----------------------------------------------------------------------------------------------------------------
Less distributions from net investment income            .45          --          --         .15         .36
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                           13.33       12.40       10.67        8.99       11.08
-----------------------------------------------------------------------------------------------------------------
Market value, end of year                             $10.88       10.00        9.63        7.50        9.88
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 TOTAL RETURN
-----------------------------------------------------------------------------------------------------------------
Based on net asset value                               11.62%      16.21       18.69      (17.73)       7.06
-----------------------------------------------------------------------------------------------------------------
Based on market value                                  13.83        3.90       28.33      (22.77)      23.06
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------------------
Expenses                                                1.22%       1.23        1.22        1.22        1.23
-----------------------------------------------------------------------------------------------------------------
Net investment income                                   2.89        2.57        3.97        4.98        3.32
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)            $227,997     213,972     184,884     156,179     192,986
-----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   69%         85          50          72         104
-----------------------------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the Fund's net asset value during the year. Total return based on market value reflects changes in market value. Each figure includes reinvestment of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the year.

Description of Dividend Reinvestment Plan

--------------------------------------------------------------------------------
1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of The Growth
                             Fund of Spain, Inc. (the "Fund"). If you wish to participate and your shares are held in your own name, no further action on your part is required;
                             you are automatically enrolled in the Plan. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a.
                             ("UMB") as their agent for the Fund under the Plan.

--------------------------------------------------------------------------------
2    DIVIDEND INVESTMENT
     ACCOUNT The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; and (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distributions."

--------------------------------------------------------------------------------
3    INVESTMENT OF
     DISTRIBUTION FUNDS HELD
     IN EACH ACCOUNT         If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the
                             Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------
4    ADDITIONAL INFORMATION  Address all notices, correspondence, questions, or other communications regarding the Plan to:

                            KEMPER SERVICE COMPANY

                             P.O. Box 419066

                             Kansas City, Missouri 64141-6066

                             1-800-294-4366

--------------------------------------------------------------------------------

Description of Dividend Reinvestment Plan

5    ADJUSTMENT OF
     PURCHASE PRICE          The Fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------
6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the Fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------
7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------
8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the Fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------
9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participant's Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------
10     SHARES NOT HELD IN
       SHAREHOLDER'S NAME    Beneficial owners of Shares which are held in the
                             name of a broker or nominee will not be
                             automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------
11     AMENDMENTS            Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to

Description of Dividend Reinvestment Plan

                             notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

--------------------------------------------------------------------------------
12     WITHDRAWAL FROM
       PLAN Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------
13     TAX IMPLICATIONS      Shareholders will receive tax information annually
                             for personal records and to assist in preparation of Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995, a special shareholders' meeting was held. The Growth Fund of Spain, Inc. shareholders were asked to vote on three separate issues: election of two additional members to the Board of Directors, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and approval of a new sub-advisory agreement with BSN Gestion de Patrimonios, S.A., G.S.C. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

1) Election of Directors

                                   For      Withheld
   James B. Akins (Class III)   8,489,816   299,723
   Fred B. Renwick (Class I)    8,489,816   299,723

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

       For        Against     Abstain
    8,383,711     340,964      64,863

3a) Approval of new investment management agreement

        For        Against     Abstain
     8,331,961     342,842     114,736

3b) Approval of new sub-advisory agreement

        For        Against     Abstain
     8,308,625     344,045     136,869

                                     NOTES

Directors and Officers


DIRECTORS                               OFFICERS

STEPHEN B. TIMBERS                      JOHN E. NEAL
President and Director                  Vice President

JAMES E. AKINS                          JOHN E. PETERS
Director                                Vice President

ARTHUR R. GOTTSCHALK                    STEVEN H. REYNOLDS
Director                                Vice President

FREDERICK T. KELSEY                     DENNIS H. FERRO
Director                                Vice President

FRED B. RENWICK                         PHILIP J. COLLORA
Director                                Vice President and
                                        Secretary
JOHN B. TINGLEFF
Director                                CHARLES F. CUSTER
                                        Vice President and
JOHN G. WEITHERS                        Assistant Secretary
Director
                                        JEROME L. DUFFY
                                        Treasurer

---------------------------------------------------------------------------
LEGAL COUNSEL                           VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                        222 North LaSalle Street
                                        Chicago, IL 60601

---------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT               KEMPER SERVICE COMPANY
                                        P.O. Box 419066
                                        Kansas City, MO 64141

---------------------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT            INVESTORS FIDUCIARY TRUST COMPANY
                                        127 West 10th Street
                                        Kansas City, MO 64105

---------------------------------------------------------------------------
FOREIGN CUSTODIAN                       BANCO SANTANDER
                                        Madrid, Spain

---------------------------------------------------------------------------
INDEPENDENT AUDITORS                    ERNST & YOUNG LLP
                                        233 South Wacker Drive
                                        Chicago, IL 60606

---------------------------------------------------------------------------
INVESTMENT MANAGER                      KEMPER FINANCIAL SERVICES, INC.
                                        120 South LaSalle Street
                                        Chicago, IL 60603


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